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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 1997 (April 8, 1997)

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                              PMT SERVICES, INC.

            (Exact name of registrant as specified in its charter)


 TENNESSEE                       0-24420                       62-1215125
(State or other                (Commission File            (I.R.S. Employer
jurisdiction of                   Number)                    Identification
incorporation)                                                 Number)


        TWO MARYLAND FARMS
        SUITE 200
        BRENTWOOD, TENNESSEE                             37027
        (Address of principal executive offices)        (Zip Code)

                                (615) 254-1539
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

             PMT has given retroactive effect in the consolidated financial statements attached as an exhibit hereto for mergers consummated on December 23, 1996, January 27, 1997, and January 30, 1997, respectively. Each such merger was accounted for as poolings of interests and the consolidated financial statements attached as an exhibit hereto have been restated for all periods presented in accordance with Accounting Principles Bulletin No. 16 Paragraph 62.

             The consolidated financial statements as restated may not be indicative of future financial performance of the Company. The accompanying notes to the Consolidated Financial Statements, including Note 3, should be read in conjunction with the financial statements.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Exhibits:


          5.1     CONSOLIDATED FINANCIAL STATEMENTS FOR
                  FISCAL YEAR 1996 (RESTATED TO GIVE
                  RETROACTIVE EFFECT TO MERGERS ACCOUNTED
                  FOR AS POOLINGS OF INTERESTS)

          5.2     FINANCIAL STATEMENT SCHEDULE: SCHEDULE II--
                  RESERVE FOR MERCHANT LOSSES

          5.3     CONSENT OF PRICE WATERHOUSE LLP

         27.A     FINANCIAL DATA SCHEDULE FOR THE QUARTER
                  ENDED OCTOBER 31, 1996

         27.B     FINANCIAL DATA SCHEDULE FOR THE QUARTER
                  ENDED JULY 31, 1996.

         27.C     FINANCIAL DATA SCHEDULE FOR THE QUARTER
                  ENDED APRIL 30, 1996.

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                                  SIGNATURES
                                  ----------

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                PMT SERVICES, INC.


                                BY: /S/ CLAY M. WHITSON
                                   ------------------------------
                                   CLAY M. WHITSON
                                   CHIEF FINANCIAL OFFICER



DATE: APRIL 3, 1997